UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 20, 2015
                Date of Report (Date of earliest event reported)


                       AMERICA RESOURCES EXPLORATION INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-196409                 98-1153516
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

       1255 W. Rio Salado Parkway
                Suite 215
                Tempe, AZ                                          85281
(Address of principal executive offices)                         (Zip Code)

                                 (480) 830-2700
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Through May 20, 2015, Harris & Gillespie CPA's, PLLC (the "Harris & Gillespie Entity") was the independent registered public accounting firm of America Resources Exploration Inc. (previously known as Alazzio Entertainment Corp. (the "Company"). Mr. Michael Gillespie was the audit partner at the Harris & Gillespie Entity responsible for auditing the Company. On May 7, 2015, Mr. Gillespie informed the Company's legal counsel that the Harris & Gillespie Entity was in the process being dissolved. On January 15, 2015, Mr. Gillespie formed a new entity called Gillespie & Associates, PLLC (the "Michael Gillespie Entity"). Mr. Thomas J. Harris, formerly a partner at the Harris & Gillespie Entity, is not affiliated in any way with the Michael Gillespie Entity. On May 20, 2015, the Board dismissed the Harris & Gillespie Entity as its independent registered public accounting firm

Other than an explanatory paragraph included in the Harris & Gillespie Entity's audit report for the Company's fiscal years ended March 31, 2014, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of the Harris & Gillespie Entity on the Company's financial statements for fiscal year ended March 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2014 fiscal year and through May 20, 2015, there were no disagreements (as defined in item 304 of Regulation S-K) with the Harris & Gillespie Entity on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Harris & Gillespie Entity, would have caused it to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Since Mr. Gillespie was the audit partner at the Harris & Gillespie Entity responsible for auditing the Company, the Company furnished Mr. Gillespie with a copy of this disclosure on May 21, 2015, providing Mr. Gillespie with the opportunity to furnish the Company with a letter addressed to the Commission

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stating  whether he agrees with the  statements  made by the  Company  herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree. A copy of Mr. Gillespie's letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On May 21, 2015, the Company engaged Briggs & Veselka Co., PC ("Briggs & Veselka") as the Company's independent accountant to audit the Company's financial statements and to perform reviews of interim financial statements. During the fiscal year ended March 31, 2014, through May 21, 2015 neither the Company nor anyone acting on its behalf consulted with Briggs & Veselka regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Briggs & Veselka on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with the Harris & Gillespie Entity or a reportable event with respect to the Harris & Gillespie Entity.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

Ex. No.             Date                          Document
-------             ----                          --------

16.01          May 22, 2015        Harris & Gillespie CPAS PLLC SEC Letter

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA RESOURCES EXPLORATION INC.

DATE: May 22, 2015


By: /s/ Huang Yu
   -------------------------------
Name:  Huang Yu
Title: President

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